Exhibit 19


  Ford Credit Auto Owner Trust 2003-B
  Monthly Servicing Report

  Collection Period                                                                                                  December, 2003
  Distribution Date                                                                                                       1/15/2004
  Transaction Month                                                                                                              10

  I. ORIGINAL DEAL PARAMETERS
  ---------------------------
                                          Dollar Amount       # of Contracts
  Original Portfolio:                  $2,849,999,945.81              160,387
  Original Securities:                                             Dollar Amount          Coupon              Legal Final Maturity
   Class A-1 Notes                                                 $475,000,000.00         1.239%                 November 17, 2003
   Class A-2 A Notes                                                500,000,000.00         1.400%                     June 15, 2005
   Class A-2 B Notes                                                500,000,000.00         1.203%                     June 15, 2005
   Class A-3 A Notes                                                317,000,000.00         1.890%                  January 15, 2007
   Class A-3 B Notes                                                553,000,000.00         1.213%                  January 15, 2007
   Class A-4 Notes                                                  227,250,000.00         2.410%                   August 15, 2007
   Class B-1 Notes                                                   40,612,000.00         2.850%                  October 15, 2007
   Class B-2 Notes                                                   40,613,000.00         1.593%                  October 15, 2007
   Class C Notes                                                     54,165,000.00         4.180%                  January 15, 2008
   Class D Certificates                                              54,165,000.00         5.000%                   August 17, 2009
                                                                     -------------
      Total                                                      $2,761,805,000.00


  II. COLLECTIONS
  ---------------
  Interest:                                                Simple Interest Loans       Precomputed Loans                     Total
  Interest Collections                                               $7,001,448.94                    $0.00           $7,001,448.94
  Repurchased Loan Proceeds Related to Interest                           4,302.47                     0.00                4,302.47
                                                                          --------                     ----                --------
      Total                                                          $7,005,751.41                    $0.00           $7,005,751.41
  Servicer Advances:
  Principal Advances                                                         $0.00                    $0.00                   $0.00
  Interest Advances                                                   1,591,199.26                     0.00            1,591,199.26
                                                                      ------------                     ----            ------------
      Total                                                          $1,591,199.26                    $0.00           $1,591,199.26
  Principal:
  Principal Collections                                             $56,327,443.76                    $0.00          $56,327,443.76
  Prepayments in Full                                                24,068,146.07                     0.00           24,068,146.07
  Prepayments in Full Due to Administrative Repurchases                       0.00                     0.00                    0.00
  Repurchased Loan Proceeds Related to Principal                        329,343.64                     0.00              329,343.64
  Payahead Draws                                                              0.00                     0.00                    0.00
                                                                                                                               ----
      Total                                                         $80,724,933.47                    $0.00          $80,724,933.47
  Liquidation Proceeds                                                                                                $1,592,548.32
  Recoveries from Prior Month Charge-Offs                                                                                 30,054.74
                                                                                                                          ---------
      Total Principal Collections                                                                                    $82,347,536.53
  Principal Losses for Collection Period                                                                              $3,506,274.76
  Total Regular Principal Reduction                                                                                  $84,231,208.23
  Total Collections                                                                                                  $90,944,487.20

  III. FUNDS AVAILABLE FOR DISTRIBUTION
  -------------------------------------
  Total Collections                                                                                                  $90,944,487.20
  Reserve Account Release                                                                                                      0.00
  Reserve Account Draw                                                                                                         0.00
  Clean-up Call                                                                                                                0.00
  Net Swap Receipt, Tranche A2 B                                                                                               0.00
  Net Swap Receipt, Tranche A3 B                                                                                               0.00
  Net Swap Receipt, Tranche B-2                                                                                                0.00
                                                                                                                               ----
      Total                                                                                                          $90,944,487.20



                                                          Page 1


  Ford Credit Auto Owner Trust 2003-B
  Monthly Servicing Report

  Collection Period                                                                                                  December, 2003
  Distribution Date                                                                                                       1/15/2004
  Transaction Month                                                                                                              10

  IV. DISTRIBUTIONS
  -----------------
  Servicing Fee:                                Amount Due          Amount Paid            Shortfall
   Total Amount                               $1,727,053.17        $1,727,053.17                $0.00
   Amount per $1,000 of Original Balance               0.63                 0.63                 0.00
  Net Swap Payment, Tranche A2 B                  $37,513.16
  Net Swap Payment, Tranche A3 B                 $295,893.41
  Net Swap Payment, Tranche B-2                   $39,493.32

                                                                                                                      Change in
  Noteholders Interest:            Amount Due          Amount Paid           Shortfall  Carryover Shortfall Carryover Shortfall
   Class A1 Notes                         $0.00               $0.00                  $0.00                $0.00               $0.00
   Class A2 A Notes                  399,632.95          399,632.95                   0.00                 0.00                0.00
   Class A2 B Notes                  354,698.03          354,698.03                   0.00                 0.00                0.00
   Class A3 A Notes                  499,275.00          499,275.00                   0.00                 0.00                0.00
   Class A3 B Notes                  577,385.76          577,385.76                   0.00                 0.00                0.00
   Class A4 Notes                    456,393.75          456,393.75                   0.00                 0.00                0.00
   Class B-1 Notes                    96,453.50           96,453.50                   0.00                 0.00                0.00
   Class B-2 Notes                    55,693.40           55,693.40                   0.00                 0.00                0.00
   Class C Notes                     188,674.75          188,674.75                   0.00                 0.00                0.00
                                     ----------          ----------                   ----                 ----                ----
      Total                       $2,628,207.14       $2,628,207.14                  $0.00                $0.00               $0.00
  Certificateholders Interest:

   Class D Certificates                $225,687.50         $225,687.50               $0.00                $0.00               $0.00
                                       -----------         -----------               -----                -----               -----
  Total Note and Cert. Interest:     $2,853,894.64       $2,853,894.64               $0.00                $0.00               $0.00

  Total Available for Principal Distribution   $85,990,639.50
  Principal Distribution Amounts
   First Priority Distribution Amount                $0.00
   Second Priority Distribution Amount                0.00
   Third Priority Distribution Amount        18,928,553.70
   Regular Principal Distribution Amount     59,797,326.27
                                             -------------
      Principal Distribution Amount         $78,725,879.97
   Noteholder Principal Distributions:
    Class A1 Notes                                                 $0.00
    Class A2 A Notes                                       39,362,939.99
    Class A2 B Notes                                       39,362,939.98
    Class A3 A Notes                                                0.00
    Class A3 B Notes                                                0.00
    Class A4 Notes                                                  0.00
    Class B-1 Notes                                                 0.00
    Class B-2 Notes                                                 0.00
   Class C Notes                                                    0.00
                                                                    ----
      Total Note Principal Paid                           $78,725,879.97

  Certificateholder Principal Distributions:
   Class D Certificates                                           $0.00
                                                                  -----

  Total Note and Certificate Principal Paid:             $78,725,879.97
  Collections Released to Seller                          $7,264,759.53
  Total Available for Distribution           $90,944,487.20
  Total Distribution (incl. Servicing Fee)   $90,944,487.20

  Ford Credit Auto Owner Trust 2003-B
  Monthly Servicing Report

  Collection Period                                                                                                  December, 2003
  Distribution Date                                                                                                       1/15/2004
  Transaction Month                                                                                                              10

  V. DISTRIBUTION PER $1,000 OF ORIGINAL BALANCE
  ----------------------------------------------
                                                           Principal                Interest                  Total
                                                        Distribution            Distribution            Distribution
  Class A1 Notes                                                $0.00                   $0.00                    $0.00
  Class A2 A Notes                                              78.73                    0.80                    79.53
  Class A2 B Notes                                              78.73                    0.71                    79.44
  Class A3 A Notes                                               0.00                    1.58                     1.58
  Class A3 B Notes                                               0.00                    1.04                     1.04
  Class A4 Notes                                                 0.00                    2.01                     2.01
  Class B-1 Notes                                                0.00                    2.38                     2.38
  Class B-2 Notes                                                0.00                    1.37                     1.37
  Class C Notes                                                  0.00                    3.48                     3.48
                                                                 ----                    ----                     ----
      Total Notes                                              $29.08                   $0.97                   $30.05
  Class D Certificates                                          $0.00                   $4.17                    $4.17
                                                                -----                   -----                    -----
  Total Notes and Certificates:                                $28.51                   $1.03                   $29.54


  VI. POOL BALANCE AND PORTFOLIO INFORMATION
  ------------------------------------------
                                                  Beginning of Period                                 End of Period
                                                     Balance       Pool Factor                      Balance        Pool Factor
  Aggregate Balance of Notes                $1,917,725,054.06       0.7082644              $1,838,999,174.09        0.6791890
  Class A1 Notes                                         0.00       0.0000000                           0.00        0.0000000
  Class A2 A Notes                             342,542,527.03       0.6850851                 303,179,587.04        0.6063592
  Class A2 B Notes                             342,542,527.03       0.6850851                 303,179,587.05        0.6063592
  Class A3 A Notes                             317,000,000.00       1.0000000                 317,000,000.00        1.0000000
  Class A3 B Notes                             553,000,000.00       1.0000000                 553,000,000.00        1.0000000
  Class A4 Notes                               227,250,000.00       1.0000000                 227,250,000.00        1.0000000
  Class B-1                                     40,612,000.00       1.0000000                  40,612,000.00        1.0000000
  Class B-2                                     40,613,000.00       1.0000000                  40,613,000.00        1.0000000
  Class C Notes                                 54,165,000.00       1.0000000                  54,165,000.00        1.0000000
  Class D Certificates                          54,165,000.00       1.0000000                  54,165,000.00        1.0000000
                                                -------------       ---------                  -------------        ---------
      Total                                 $1,971,890,054.06       0.7139860              $1,893,164,174.09        0.6854808

  Portfolio Information
  Weighted Average Coupon (WAC)                          4.97%                                           4.97%
  Weighted Average Remaining Maturity (WAM)              41.60                                           40.83
  Remaining Number of Receivables                      139,173                                         136,861
  Portfolio Receivable Balance               $2,072,463,808.46                               $1,988,232,600.23

  VII. OVERCOLLATERALIZATION INFORMATION
  --------------------------------------
  Specified Overcollateralization Amount                                                                      $5,632,326.27
  Specified Credit Enhancement Amount                                                                        $19,882,326.00
  Yield Supplement Overcollateralization Amount                                                              $89,436,099.87
  Target Level of Overcollateralization                                                                      $95,068,426.14

  Ford Credit Auto Owner Trust 2003-B
  Monthly Servicing Report

  Collection Period                                                                                                  December, 2003
  Distribution Date                                                                                                       1/15/2004
  Transaction Month                                                                                                              10

  VIII. RECONCILIATION OF RESERVE ACCOUNT
  ---------------------------------------
  Beginning Reserve Account Balance                                                                          $14,249,999.73
  Specified Reserve Account Balance                                                                           14,249,999.73
  Reserve Release Amount                                                                                               0.00
  Reserve Account Draws                                                                                                0.00
  Interim Reserve Account Balance                                                                             14,249,999.73
  Reserve Account Deposits Made                                                                                        0.00
                                                                                                                       ----
  Ending Reserve Account Balance                                                                             $14,249,999.73
  Change in Reserve Account Balance                                                                                   $0.00

  IX. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
  ---------------------------------------------

  Liquidation Proceeds                                                                                                $1,592,548.32
  Recoveries from Prior Month Charge-Offs                                                                                $30,054.74
  Total Principal Losses for Collection Period                                                                        $3,506,274.76
  Charge-off Rate for Collection Period (annualized)                                                                          1.09%
  Cumulative Net Losses for all Periods                                                                              $10,347,442.28


  Delinquent Receivables:                                                            # of Contracts                         Amount
  31-60 Days Delinquent                                                                         1,992                $29,573,848.58
  61-90 Days Delinquent                                                                           209                 $3,193,626.11
  91-120 Days Delinquent                                                                           65                 $1,054,104.97
  Over 120 Days Delinquent                                                                         79                 $1,373,604.31

  Repossesion Inventory                                                                           301                 $4,837,814.78


  Ratio of Net Losses to the Average Pool Balance:
  Second Preceding Collection Period                                                                                        1.0356%
  Preceding Collection Period                                                                                               0.8762%
  Current Collection Period                                                                                                 1.1133%
  Three Month Average                                                                                                       1.0084%

  Ratio of 60+ Delinquent Contracts to Outstanding Receivables:

  Preceding Collection Period                                                                                               0.2572%
  Current Collection Period                                                                                                 0.2579%
  Three Month Average                                                                                                       0.2458%

  Ford Credit Auto Owner Trust 2003-B
  Monthly Servicing Report

  Collection Period                                                                                                  December, 2003
  Distribution Date                                                                                                       1/15/2004
  Transaction Month                                                                                                              10

  Worksheet Information
  ---------------------

  Servicer Advances                                                           Simple Interest Loans              Precomputed Loans
  Beginning Servicer Advances                                                           $5,114,489.16                         $0.00
  New Advances                                                                           1,576,809.52                          0.00
  Servicer Advance Recoveries                                                            1,721,709.60                          0.00
                                                                                         ------------                          ----
  Ending Servicer Advances                                                              $4,969,589.08                         $0.00

  Current Month Interest Advances for Prepaid Loans                                        $14,389.74                         $0.00

  Payahead Account
  Beginning Payahead Account Balance                                                                                          $0.00
  Additional Payaheads                                                                                                         0.00
  Payahead Draws                                                                                                               0.00
                                                                                                                               ----
  Ending Payahead Account Balance                                                                                             $0.00

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